UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for 1/10 of one share of Class A common stock at an exercise price of $115.00	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)(e) As previously reported on the Current Report on Form 8-K filed by Wheels Up Experience Inc. (the “Company”) on May 9, 2023 (the “Initial Form 8-K”), the Company appointed Todd Smith, the Company’s Chief Financial Officer, to also serve as the Company’s Interim Chief Executive Officer and principal executive officer until a successor Chief Executive Officer is identified. At the time of the filing of the Initial Form 8-K, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) had not yet determined Mr. Smith’s compensation package. This Amendment to the Initial Form 8-K is being filed to report that on July 3, 2023, the Compensation Committee approved changes to Mr. Smith’s compensation package in recognition of his expanded duties as Interim Chief Executive Officer and principal executive officer, which consists of: (i) a $12,500 increase in Mr. Smith’s monthly salary for the period during which he serves as Interim Chief Executive Officer (the “Appointment Period”); (ii) an increase in Mr. Smith’s annual bonus target to 150% of his annual base salary as Interim Chief Executive Officer for the Appointment Period, to be paid in a lump sum at the same time and in the same manner as regular annual bonuses are distributed to other similarly situated senior executives of the Company; and (iii) a one-time equity award of 140,171 restricted stock units under the Amended and Restated Wheels Up Experience Inc. 2021 Long-Term Incentive Plan, which, subject to Mr. Smith’s continued service to the Company and the other terms set forth in the award agreement for such equity award, will vest, if at all, on January 3, 2024. Mr. Smith’s employment will continue to be governed by the terms of the Offer Letter, dated June 18, 2022, by and between Mr. Smith and Wheels Up Partners LLC, and the Company’s internal policies and compensation practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: July 3, 2023	By:	/s/ Todd Smith
		Name:	Todd Smith
		Title:	Interim Chief Executive Officer and Chief Financial Officer